Exhibit 99.1

Ponce Financial Group, Inc. Reports Third Quarter 2024 Results

NEW YORK, October 30, 2024 - Ponce Financial Group, Inc., (the “Company”) (NASDAQ: PDLB), the holding company for Ponce Bank (the “Bank”), today announced results for the third quarter of 2024.

Third Quarter 2024 Highlights (Compared to Prior Periods):

•
Net income available to common stockholders was $2.2 million, or $0.10 per diluted share for the three months ended September 30, 2024, as compared to net income available to common stockholders of $3.1 million, or $0.14 per diluted share for the three months ended June 30, 2024 and net income available to common stockholders of $2.6 million, or $0.12 per diluted share for the three months ended September 30, 2023. Total net income for the three months ended September 30, 2024 was $2.4 million. The Company paid dividends of $0.3 million on its preferred stock during the quarter ended September 30, 2024.
•
Included in the $2.2 million of net income available to common stockholders for the third quarter of 2024 results is $41.3 million in interest and dividend income and $1.2 million in non-interest income, offset by $22.3 million in interest expense, $16.3 million in non-interest expense, $0.8 million in provision for credit losses, $0.6 million in provision for income taxes and $0.3 million in dividends on preferred shares.
•
Net interest income of $19.0 million for the third quarter of 2024 increased $1.1 million, or 6.25%, from the prior quarter and increased $2.5 million, or 15.00%, from the same quarter last year.
•
Net interest margin was 2.65% for the third quarter of 2024, versus 2.62% for the prior quarter and versus 2.58% for the same quarter last year.

Nine Months 2024 Highlights (Compared to 2023):

•
Net income available to common stockholders was $7.7 million, or $0.34 per diluted share for the nine months ended September 30, 2024, as compared to net income available to common stockholders of $2.8 million, or $0.12 per diluted share for the nine months ended September 30, 2023. Total net income for the nine months ended September 30, 2024, prior to the payment of $0.4 million in dividends on preferred shares, was $8.0 million.
•
Net interest income for the nine months ended September 30, 2024 was $55.8 million, an increase of $7.7 million, or 15.98%, compared to $48.1 million for the nine months ended September 30, 2023.
•
Non-interest income for the nine months ended September 30, 2024 was $5.1 million, a decrease of $3.8 million, or 42.76%, from $8.9 million for the nine months ended September 30, 2023. The decrease was primarily driven by a $3.7 million in grants that were received in the prior year.
•
Non-interest expense for the nine months ended September 30, 2024 was $49.4 million, a decrease of $1.4 million, or 2.67%, compared to $50.8 million for the nine months ended September 30, 2023.
•
Cash and equivalents were $155.8 million as of September 30, 2024, an increase of $16.6 million, or 11.94%, from $139.2 million as of December 31, 2023.
•
Securities totaled $514.7 million as of September 30, 2024, a decrease of $66.9 million, or 11.50%, from $581.7 million as of December 31, 2023 primarily due to regular principal payments, maturity of one available-for-sale security in the amount of $4.0 million and call of one held-to-maturity security in the amount of $25.0 million.
•
Net loans receivable were $2.18 billion as of September 30, 2024, an increase of $284.4 million, or 15.00%, from $1.90 billion as of December 31, 2023.
•
Deposits were $1.87 billion as of September 30, 2024, an increase of $362.7 million, or 24.06%, from $1.51 billion as of December 31, 2023.

President and Chief Executive Officer’s Comments

Carlos P. Naudon, Ponce Financial Group’s President and CEO, stated “We continue to make progress quarter over quarter both in terms of our economic performance as well as serving our communities. Book value per share continues to grow and is now $11.74 (up $0.75 vs last year) and total equity per common share stands at $21.18. Our levels of liquidity and capital remain strong. Our net interest income grew quarter over quarter, and we’re well positioned for a decline in interest rates. We reduced our borrowings during the quarter, paying off the entirety of our Bank Term Funding Program Loan, while lowering the overall cost and extending our maturities. We remain committed to the communities we serve and our status as a Minority Depository Institution (“MDI”)/Community Development Financial Institution ("CDFI"), and we continue to invest in our people and in technology to improve our efficiency."

Executive Chairman’s Comment

Steven A. Tsavaris, Ponce Financial Group’s Executive Chairman added “During the quarter, the US Treasury Department issued proposed guidelines under which it may sell their ECIP investment back to the issuers or related non-profit affiliates. We believe the adoption of the proposed regulations would be greatly beneficial to Ponce Financial Group, although there can be no assurance that the proposed regulations will be adopted, or that that will be adopted in their current form. Most of our loan growth of $157.6 million this quarter is explained by our desire to ensure qualification under the proposed regulations, if adopted. Deposits also grew significantly during the quarter including $35.0 million from the Banking Development District program of New York.”

Selected performance metrics are as follows (refer to “Key Metrics” for additional information):

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Performance Ratios (Annualized):	2024	2024	2024	2023	2023
Return on average assets (1)	0.33%	0.45%	0.33%	0.08%	0.39%
Return on average equity (1)	1.93%	2.59%	1.97%	0.42%	2.11%
Net interest rate spread (1) (2)	1.77%	1.72%	1.82%	1.74%	1.68%
Net interest margin (1) (3)	2.65%	2.62%	2.71%	2.66%	2.58%
Non-interest expense to average assets (1)	2.19%	2.28%	2.35%	2.66%	2.58%
Efficiency ratio (4)	80.87%	80.09%	82.56%	96.83%	78.11%
Average interest-earning assets to average interest- bearing liabilities	128.35%	129.73%	129.69%	133.50%	134.49%
Average equity to average assets	16.97%	17.41%	17.00%	18.25%	18.32%

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Capital Ratios (Annualized):	2024	2024	2024	2023	2023
Total capital to risk-weighted assets (Bank only)	21.61%	22.47%	22.79%	23.30%	25.10%
Tier 1 capital to risk-weighted assets (Bank only)	20.45%	21.24%	21.54%	22.05%	23.85%
Common equity Tier 1 capital to risk-weighted assets (Bank only)	20.45%	21.24%	21.54%	22.05%	23.85%
Tier 1 capital to average assets (Bank only)	16.19%	16.70%	16.26%	17.49%	17.51%

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Asset Quality Ratios (Annualized):	2024	2024	2024	2023	2023
Allowance for loan losses as a percentage of total loans	1.09%	1.18%	1.23%	1.36%	1.51%
Allowance for loan losses as a percentage of nonperforming loans	139.52%	130.28%	140.90%	152.99%	169.49%
Net (charge-offs) recoveries to average outstanding loans (1)	(0.17%)	(0.10%)	(0.25%)	(0.24%)	(0.34%)
Non-performing loans as a percentage of total gross loans	0.78%	0.89%	0.87%	0.89%	0.89%
Non-performing loans as a percentage of total assets	0.57%	0.65%	0.62%	0.62%	0.62%
Total non-performing assets as a percentage of total assets	0.57%	0.65%	0.62%	0.62%	0.62%
Total non-performing assets and accruing modifications to borrowers experiencing financial difficulty as a percentage of total assets (5)	0.73%	0.82%	0.79%	0.81%	0.82%

(1)
Annualized where appropriate.
(2)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.
(3)
Net interest margin represents net interest income divided by average total interest-earning assets.
(4)
Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income.
(5)
Balances include both modifications to borrowers experiencing financial difficulty, in accordance with ASU 2022-02 adopted on January 1, 2023, and previously existing troubled debt restructurings.

Summary of Results of Operations

Net income for the three months ended September 30, 2024 was $2.4 million compared to net income of $3.2 million for the three months ended June 30, 2024 and net income of $2.6 million for the three months ended September 30, 2023.

The decrease of net income for the three months ended September 30, 2024 compared to the three months ended June 30, 2024 was attributed mainly to an increase of $1.2 million in provision for credit losses, a decrease of $1.1 million in non-interest income, an increase of $0.2 million in non-interest expense, partially offset by an increase of $1.1 million in net interest income and a decrease of $0.6 million in provision for income taxes .

The decrease of net income for the three months ended September 30, 2024 compared to the three months ended September 30, 2023 was largely due to a decrease of $4.5 million in non-interest income as a result of a $3.7 million grant reported in the third quarter of 2023 and an increase of $0.3 million in provision for credit losses, partially offset by an increase of $2.5 million in net interest income and decreases of $1.1 million in provision for income taxes and $ 1.0 million in non-interest expense.

Net income for the nine months ended September 30, 2024 was $8.0 million compared to a net income of $2.8 million for the nine months ended September 30, 2023. The increase of $5.2 million in net income was attributable to an increase of $7.7 million in net interest income, a decrease of $1.3 million in non-interest expense and a decrease of $1.1 million in provision for credit losses, partially offset by a decrease of $3.8 million in non-interest income and an increase of $1.1 million in provision for income taxes.

Net Interest Income and Net Margin

Net interest income for the three months ended September 30, 2024, increased $1.1 million, or 6.25%, to $19.0 million compared to $17.9 million for the three months ended June 30, 2024 and increased $2.5 million, or 15.00%, compared to $16.5 million for the three months ended September 30, 2023.

Net interest income for the nine months ended September 30, 2024, increased $7.7 million, or 15.98%, to $55.8 million, compared to $48.1 million for the nine months ended September 30, 2023. The increase of $7.7 million of net interest income was attributable to an increase of $28.8 million in total interest and dividend income, offset by an increase of $21.1 million in total interest expense.

For the nine months ended September 30, 2024, provision for credit losses amounted to $0.2 million consisting of a provision for credit losses on loans in the amount of $0.4 million and a benefit for credit losses on held-to-maturity securities in the amount of $0.2 million. The $0.4 million provision for credit losses on loans for the nine months ended September 30, 2024 resulted from a benefit of $2.1 million related to microloans offset by a provision of $2.5 million related to non-microloans.

Net interest margin was 2.65% for the three months ended September 30, 2024 compared to 2.62% for the prior quarter, an increase of 3bps and 2.58% for the same period last year, an increase of 7bps.

Net interest margin was 2.66% for the nine months ended September 30, 2024 compared to 2.65% for the nine months ended September 30, 2023, an increase of 1bp.

Non-interest Income

Non-interest income for the three months ended September 30, 2024, was $1.2 million, a decrease of $1.1 million, or 49.03%, compared to $2.3 million the three months ended June 30, 2024 and a decrease of $4.5 million, or 79.55%, compared to $5.6 million the three months ended September 30, 2023.

The $1.1 million decrease in non-interest income for the three months ended September 30, 2024 compared to the three months ended June 30, 2024 was largely attributable to decreases of $0.7 million in other non-interest income related to the mark to market adjustments on a private equity fund investment and $0.3 million in late and prepayment charges.

The $4.5 million decrease in non-interest income for the three months ended September 30, 2024 compared to the three months ended September 30, 2023 was largely attributable to $3.7 million in grants received in the third quarter of 2023 and a decrease of $0.8 million in late and prepayment charges.

Non-interest income for the nine months ended September 30, 2024, was $5.1 million, a decrease of $3.8 million, or 42.76%, compared to $8.9 million for the nine months ended September 30, 2023. The decrease was largely attributable to $3.7 million related to grants received in the third quarter of 2023 and a decrease of $1.1 million in late and prepayment charges, partially, offset by increases of $0.6 million in other non-interest income and $0.4 million in income on sale of mortgage loans.

Non-interest Expense

Non-interest expense for the three months ended September 30, 2024, was $16.3 million, an increase of $0.2 million, or 1.03%, compared to $16.1 million for the three months ended June 30, 2024 and a decrease of $1.0 million, or 5.79%, compared to $17.3 million for the three months ended September 30, 2023.

The $0.2 million increase from the three months ended September 30, 2024 compared to the three months ended June 30, 2024 was mainly attributable to a decrease of $0.2 million in benefit for contingencies and an increase of $0.2 million in occupancy and equipment, partially offset by a decrease of $0.3 million in other operating expense.

The $1.0 million decrease from the three months ended September 30, 2023 compared to the three months ended September 30, 2023 was mainly attributable to decreases of $0.6 million in provision for contingencies, $0.5 million in data processing expenses and $0.3 million in professional fees, partially offset by increases of $0.2 million in direct loan expenses, $0.2 million in occupancy and equipment and $0.1 million in compensation and benefits.

Non-interest expense for the nine months ended September 30, 2024, was $49.4 million, a decrease of $1.4 million, or 2.67%, compared to $50.8 million for the nine months ended September 30, 2023. The $1.4 million decrease from the nine months ended September 30, 2023 was mainly attributable to decreases of $2.5 million in provision for contingencies, $0.7 million in data processing expenses, $0.6 million in professional fees and $0.5 million in office supplies, telephone and postage, partially offset by a decrease of $1.2 million in microloans recoveries and increases of $0.8 million in compensation and benefits and $0.8 million in direct loan expenses.

Balance Sheet Summary

Total assets increased $265.2 million, or 9.64%, to $3.02 billion as of September 30, 2024 from $2.75 billion as of December 31, 2023. The increase in total assets is largely attributable to increases of $284.4 million in net loans receivable, $26.7 million in other assets, $16.6 million in cash and cash equivalents, $9.1 million in Federal Home Loan Bank of New York stock and $0.8 million in net premises and equipment, partially offset by decreases of $58.0 million in held-to-maturity securities, $8.9 million in available-for-sale securities, $2.5 million in deferred tax assets, $1.5 million in right of use assets, $1.1 million in accrued interest receivable and $0.4 million in mortgage loans held for sale.

Total liabilities increased $252.1 million, or 11.16%, to $2.51 billion as of September 30, 2024 from $2.26 billion as of December 31, 2023. The increase in total liabilities was largely attributable to an increase of $362.7 million in deposits, $3.0 million in advance payments by borrowers for taxes and insurance and $0.8 million in other liabilities, partially offset by decreases of $104.0 million in borrowings, $9.0 million in accrued interest payable and $1.4 million in operating lease liabilities.

Total stockholders’ equity increased $13.2 million, or 2.69%, to $504.6 million as of September 30, 2024, from $491.4 million as of December 31, 2023. This increase in stockholders’ equity was largely attributable to $8.0 million in net income, $3.0 million in other comprehensive income, $1.6 million impact to additional paid in capital as a result of share-based compensation and $1.0 million from release of ESOP shares, offset by $0.4 million in preferred stock dividend for shares issued pursuant to the ECIP.

About Ponce Financial Group, Inc.

Ponce Financial Group, Inc. is the holding company for Ponce Bank. Ponce Bank is a Minority Depository Institution, a Community Development Financial Institution, and a certified Small Business Administration lender. Ponce Bank’s business primarily consists of taking deposits from the general public and to a lesser extent alternative funding sources and investing those funds, together with funds generated from operations and borrowings, in mortgage loans, consisting of 1-4 family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties, construction and land, and, to a lesser extent, in business and consumer loans. Ponce Bank also invests in securities, which consist of U.S. Government and federal agency securities and securities issued by government-sponsored or government-owned enterprises, as well as, mortgage-backed securities, corporate bonds and obligations, and Federal Home Loan Bank stock.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which Ponce Bank operates, including changes that adversely affect borrowers’ ability to service and repay Ponce Bank’s loans; changes in the value of securities in the investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the financial statements will become impaired; demand for loans in Ponce Bank’s market area; Ponce Bank’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that Ponce Financial Group, Inc. may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in Ponce Financial Group, Inc.’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Ponce Financial Group, Inc. disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

Ponce Financial Group, Inc. and Subsidiaries

Consolidated Statements of Financial Condition

(Dollars in thousands, except for share data)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
ASSETS
Cash and due from banks:
Cash	$32,061	$23,128	$29,972	$28,930	$26,046
Interest-bearing deposits	123,751	80,038	104,752	110,260	90,966
Total cash and cash equivalents	155,812	103,166	134,724	139,190	117,012
Available-for-sale securities, at fair value	111,005	113,125	116,044	119,902	116,753
Held-to-maturity securities, at amortized cost	403,736	442,113	452,955	461,748	471,065
Placement with banks	249	249	249	249	996
Mortgage loans held for sale, at fair value	9,566	37,764	7,860	9,980	14,103
Loans receivable, net	2,180,331	2,022,173	1,981,428	1,895,886	1,787,607
Accrued interest receivable	16,890	17,441	18,063	18,010	16,624
Premises and equipment, net	16,843	16,976	17,396	16,053	16,453
Right of use assets	29,785	30,349	31,021	31,272	32,110
Federal Home Loan Bank of New York stock (FHLBNY), at cost	28,515	23,972	23,892	19,377	18,870
Deferred tax assets	11,845	13,172	13,919	14,332	15,984
Other assets	51,392	21,507	21,151	24,723	16,286
Total assets	$3,015,969	$2,842,007	$2,818,702	$2,750,722	$2,623,863
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits	$1,870,323	$1,606,097	$1,585,784	$1,507,620	$1,401,132
Operating lease liabilities	31,343	31,861	32,486	32,684	33,459
Accrued interest payable	2,918	6,820	4,218	11,965	8,385
Advance payments by borrowers for taxes and insurance	13,733	10,838	13,245	10,778	13,743
Borrowings	580,421	680,421	680,421	684,421	675,100
Other liabilities	12,642	8,313	8,866	11,859	6,986
Total liabilities	2,511,380	2,344,350	2,325,020	2,259,327	2,138,805
Commitments and contingencies
Stockholders' Equity:
Preferred stock, $0.01 par value; 100,000,000 shares authorized	225,000	225,000	225,000	225,000	225,000
Common stock, $0.01 par value; 200,000,000 shares authorized	249	249	249	249	249
Treasury stock, at cost	(9,445)	(9,519)	(9,702)	(9,747)	(10,975)
Additional paid-in-capital	208,478	207,934	207,584	207,106	207,626
Retained earnings	105,103	102,951	99,834	97,420	96,902
Accumulated other comprehensive loss	(12,686)	(16,557)	(16,590)	(15,649)	(20,468)
Unearned compensation ─ ESOP	(12,110)	(12,401)	(12,693)	(12,984)	(13,276)
Total stockholders' equity	504,589	497,657	493,682	491,395	485,058
Total liabilities and stockholders' equity	$3,015,969	$2,842,007	$2,818,702	$2,750,722	$2,623,863

Ponce Financial Group, Inc. and Subsidiaries

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Interest and dividend income:
Interest on loans receivable	$32,945	$31,281	$30,664	$27,814	$25,276
Interest on deposits due from banks	2,430	1,542	2,911	990	1,969
Interest and dividend on securities and FHLBNY stock	5,918	5,969	6,091	6,146	6,261
Total interest and dividend income	41,293	38,792	39,666	34,950	33,506
Interest expense:
Interest on certificates of deposit	6,926	6,358	6,380	5,103	4,362
Interest on other deposits	8,519	7,389	6,540	5,706	5,639
Interest on borrowings	6,825	7,141	7,923	6,944	6,963
Total interest expense	22,270	20,888	20,843	17,753	16,964
Net interest income	19,023	17,904	18,823	17,197	16,542
Provision (benefit) for credit losses	789	(374)	(180)	(375)	535
Net interest income after provision (benefit) for credit losses	18,234	18,278	19,003	17,572	16,007
Non-interest income:
Service charges and fees	508	492	473	498	516
Brokerage commissions	—	9	8	13	17
Late and prepayment charges	77	426	359	365	899
Income on sale of mortgage loans	218	274	302	244	173
Grant income	—	—	—	438	3,718
Other	348	1,057	565	(273)	304
Total non-interest income	1,151	2,258	1,707	1,285	5,627
Non-interest expense:
Compensation and benefits	7,674	7,724	7,844	8,262	7,566
Occupancy and equipment	3,786	3,564	3,667	3,686	3,588
Data processing expenses	1,099	1,013	1,127	1,101	1,582
Direct loan expenses	573	633	732	497	369
(Benefit) provision for contingencies	(252)	(493)	164	418	391
Insurance and surety bond premiums	292	263	253	250	255
Office supplies, telephone and postage	222	233	249	294	301
Professional fees	1,351	1,369	1,723	2,040	1,693
Microloans recoveries	(54)	(65)	(53)	(152)	(69)
Marketing and promotional expenses	180	145	100	146	248
Directors fees and regulatory assessment	178	176	179	173	169
Other operating expenses	1,265	1,585	965	1,182	1,223
Total non-interest expense	16,314	16,147	16,950	17,897	17,316
Income before income taxes	3,071	4,389	3,760	960	4,318
Provision for income taxes	638	1,197	1,346	442	1,728
Net income	$2,433	$3,192	$2,414	$518	$2,590
Dividends on preferred shares	281	75	—	—	—
Net income available to common stockholders	$2,152	$3,117	$2,414	$518	$2,590
Earnings per common share:
Basic	$0.10	$0.14	$0.11	$0.02	$0.12
Diluted	$0.10	$0.14	$0.11	$0.02	$0.12
Weighted average common shares outstanding:
Basic	22,446,009	22,409,803	22,353,492	22,224,945	22,272,076
Diluted	22,612,028	22,419,309	22,366,728	22,406,102	22,349,217

Ponce Financial Group, Inc. and Subsidiaries

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

	For the Nine Months Ended September 30,
	2024	2023	Variance $	Variance %
Interest and dividend income:
Interest on loans receivable	$94,890	$67,991	$26,899	39.56%
Interest on deposits due from banks	6,883	3,983	2,900	72.81%
Interest and dividend on securities and FHLBNY stock	17,978	18,943	(965)	(5.09%)
Total interest and dividend income	119,751	90,917	28,834	31.71%
Interest expense:
Interest on certificates of deposit	19,664	11,468	8,196	71.47%
Interest on other deposits	22,448	12,864	9,584	74.50%
Interest on borrowings	21,889	18,516	3,373	18.22%
Total interest expense	64,001	42,848	21,153	49.37%
Net interest income	55,750	48,069	7,681	15.98%
Provision for credit losses	235	1,348	(1,113)	(82.57%)
Net interest income after provision for credit losses	55,515	46,721	8,794	18.82%
Non-interest income:
Service charges and fees	1,473	1,488	(15)	(1.01%)
Brokerage commissions	17	67	(50)	(74.63%)
Late and prepayment charges	862	2,000	(1,138)	(56.90%)
Income on sale of mortgage loans	794	354	440	124.29%
Grant income	—	3,718	(3,718)	(100.00%)
Other	1,970	1,311	659	50.27%
Total non-interest income	5,116	8,938	(3,822)	(42.76%)
Non-interest expense:
Compensation and benefits	23,242	22,437	805	3.59%
Occupancy and equipment	11,017	10,882	135	1.24%
Data processing expenses	3,239	3,982	(743)	(18.66%)
Direct loan expenses	1,938	1,126	812	72.11%
(Benefit) provision for contingencies	(581)	1,893	(2,474)	(130.69%)
Insurance and surety bond premiums	808	768	40	5.21%
Office supplies, telephone and postage	704	1,189	(485)	(40.79%)
Professional fees	4,443	5,052	(609)	(12.05%)
Microloans recoveries	(172)	(1,329)	1,157	(87.06%)
Marketing and promotional expenses	425	679	(254)	(37.41%)
Directors fees and regulatory assessment	533	484	49	10.12%
Other operating expenses	3,815	3,603	212	5.88%
Total non-interest expense	49,411	50,766	(1,355)	(2.67%)
Income before income taxes	11,220	4,893	6,327	129.31%
Provision for income taxes	3,181	2,059	1,122	54.49%
Net income	$8,039	$2,834	$5,205	183.66%
Dividends on preferred shares	356	—	356	100.00%
Net income available to common stockholders	$7,683	$2,834	$4,849	171.10%
Earnings per common share:
Basic	$0.34	$0.12	$0.22	177.36%
Diluted	$0.34	$0.12	$0.22	177.10%
Weighted average common shares outstanding:
Basic	22,403,258	22,920,680	(517,422)	(2.26%)
Diluted	22,466,178	22,962,956	(496,778)	(2.16%)

Ponce Financial Group, Inc. and Subsidiaries

Key Metrics

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Performance Ratios:
Return on average assets (1)	0.33%	0.45%	0.33%	0.08%	0.39%
Return on average equity (1)	1.93%	2.59%	1.97%	0.42%	2.11%
Net interest rate spread (1) (2)	1.77%	1.72%	1.82%	1.74%	1.68%
Net interest margin (1) (3)	2.65%	2.62%	2.71%	2.66%	2.58%
Non-interest expense to average assets (1)	2.19%	2.28%	2.35%	2.66%	2.58%
Efficiency ratio (4)	80.87%	80.09%	82.56%	96.83%	78.11%
Average interest-earning assets to average interest- bearing liabilities	128.35%	129.73%	129.69%	133.50%	134.49%
Average equity to average assets	16.97%	17.41%	17.00%	18.25%	18.32%
Capital Ratios:
Total capital to risk-weighted assets (Bank only)	21.61%	22.47%	22.79%	23.30%	25.10%
Tier 1 capital to risk-weighted assets (Bank only)	20.45%	21.24%	21.54%	22.05%	23.85%
Common equity Tier 1 capital to risk-weighted assets (Bank only)	20.45%	21.24%	21.54%	22.05%	23.85%
Tier 1 capital to average assets (Bank only)	16.19%	16.70%	16.26%	17.49%	17.51%
Asset Quality Ratios:
Allowance for credit losses on loans as a percentage of total loans	1.09%	1.18%	1.23%	1.36%	1.51%
Allowance for credit losses on loans as a percentage of nonperforming loans	139.52%	130.28%	140.90%	152.99%	169.49%
Net (charge-offs) recoveries to average outstanding loans (1)	(0.17%)	(0.10%)	(0.25%)	(0.24%)	(0.34%)
Non-performing loans as a percentage of total gross loans	0.78%	0.89%	0.87%	0.89%	0.89%
Non-performing loans as a percentage of total assets	0.57%	0.65%	0.62%	0.62%	0.62%
Total non-performing assets as a percentage of total assets	0.57%	0.65%	0.62%	0.62%	0.62%
Total non-performing assets and accruing modifications to borrowers experiencing financial difficulty as a percentage of total assets (5)	0.73%	0.82%	0.79%	0.81%	0.82%
Other:
Number of offices	19	18	18	18	19
Number of full-time equivalent employees	228	227	233	237	243

(1)
Annualized where appropriate.
(2)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(3)
Net interest margin represents net interest income divided by average total interest-earning assets.
(4)
Efficiency ratio represents noninterest expense divided by the sum of net interest income and non-interest income.
(5)
Balances include both modifications to borrowers experiencing financial difficulty, in accordance with ASU 2022-02 adopted on January 1, 2023, and previously existing troubled debt restructurings.

Ponce Financial Group, Inc. and Subsidiaries

Securities Portfolio

	September 30, 2024				December 31, 2023
		Gross	Gross			Gross	Gross
	Amortized	Unrealized	Unrealized		Amortized	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value	Cost	Gains	Losses	Fair Value
	(in thousands)				(in thousands)
Available-for-Sale Securities:
U.S. Government Bonds	$2,993	$—	$(124)	$2,869	$2,990	$—	$(206)	$2,784
Corporate Bonds	21,766	—	(1,438)	20,328	25,790	—	(2,122)	23,668
Mortgage-Backed Securities:
Collateralized Mortgage Obligations (1)	35,620	—	(4,976)	30,644	39,375	—	(6,227)	33,148
FHLMC Certificates	9,310	—	(1,119)	8,191	10,163	—	(1,482)	8,681
FNMA Certificates	57,345	—	(8,463)	48,882	61,359	—	(9,842)	51,517
GNMA Certificates	91	—	—	91	104	—	—	104
Total available-for-sale securities	$127,125	$—	$(16,120)	$111,005	$139,781	$—	$(19,879)	$119,902

Held-to-Maturity Securities:
U.S. Agency Bonds	$25,000	$—	$(49)	$24,951	$25,000	$—	$(181)	$24,819
Corporate Bonds	57,500	—	(618)	56,882	82,500	—	(2,691)	79,809
Mortgage-Backed Securities:
Collateralized Mortgage Obligations (1)	193,440	454	(2,946)	190,948	212,093	104	(5,170)	207,027
FHLMC Certificates	3,441	—	(169)	3,272	3,897	—	(244)	3,653
FNMA Certificates	108,577	22	(1,967)	106,632	118,944	—	(4,088)	114,856
SBA Certificates	15,985	153	—	16,138	19,712	166	—	19,878
Allowance for Credit Losses	(207)	—	—	—	(398)	—	—	—
Total held-to-maturity securities	$403,736	$629	$(5,749)	$398,823	$461,748	$270	$(12,374)	$450,042

(1)
Comprised of Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”) and Ginnie Mae (“GNMA”) issued securities.

The following table presents the activity in the allowance for credit losses for held-to-maturity securities.

	For the Nine	For the
	Months Ended	Year Ended
	September 30, 2024	December 31, 2023
Allowance for credit losses on securities at beginning of the period	$398	$—
CECL adoption	—	662
Benefit for credit losses	(191)	(264)
Allowance for credit losses on securities at end of the period	$207	$398

Ponce Financial Group, Inc. and Subsidiaries

Loan Portfolio

	As of
	September 30,		June 30,		March 31,		December 31,		September 30,
	2024		2024		2024		2023		2023
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Mortgage loans:
1-4 family residential
Investor Owned	$332,380	15.09%	$337,292	16.49%	$339,331	16.92%	$343,689	17.89%	$347,082	19.13%
Owner-Occupied	145,065	6.59%	147,485	7.21%	150,842	7.52%	152,311	7.93%	151,866	8.37%
Multifamily residential	678,029	30.78%	545,323	26.66%	545,825	27.22%	550,559	28.65%	553,694	30.52%
Nonresidential properties	383,277	17.40%	337,583	16.51%	327,350	16.32%	342,343	17.81%	321,472	17.71%
Construction and land	631,461	28.67%	641,879	31.39%	608,665	30.35%	503,925	26.22%	411,383	22.67%
Total mortgage loans	2,170,212	98.53%	2,009,562	98.26%	1,972,013	98.33%	1,892,827	98.50%	1,785,497	98.40%
Non-mortgage loans:
Business loans	28,499	1.29%	30,222	1.48%	26,664	1.33%	19,779	1.03%	18,416	1.02%
Consumer loans (1)	4,021	0.18%	5,305	0.26%	6,741	0.34%	8,966	0.47%	10,416	0.58%
Total non-mortgage loans	32,520	1.47%	35,527	1.74%	33,405	1.67%	28,745	1.50%	28,832	1.60%
Total loans, gross	2,202,732	100.00%	2,045,089	100.00%	2,005,418	100.00%	1,921,572	100.00%	1,814,329	100.00%
Net deferred loan origination costs	1,565		1,145		674		468		692
Allowance for credit losses on loans	(23,966)		(24,061)		(24,664)		(26,154)		(27,414)
Loans, net	$2,180,331		$2,022,173		$1,981,428		$1,895,886		$1,787,607

(1)
As of September 30, 2024, June 30,2024, March 31, 2024, December 31, 2023, and September 30, 2023, consumer loans include $3.0 million, $4.3 million, $5.7 million, $8.0 million, and $9.3 million, respectively, of microloans originated by the Bank.

Ponce Financial Group, Inc. and Subsidiaries

Microloans Exposure (previously originated by the Bank under its arrangement with Grain)

Total Microloans Exposure as of September 30, 2024
(in thousands)
Microloans Receivable from Grain
Microloans originated - put back (inception-to-September 30, 2024)	$23,932
Write-downs, net of recoveries (inception-to-date as of September 30, 2024)	(15,287)
Cash receipts (inception-to-September 30, 2024)	(6,819)
Grant/reserve	(1,826)
Net receivable as of September 30, 2024	$—
Microloans Receivables from Borrowers
Microloans receivable as of September 30, 2024	$3,033
Allowance for credit losses on loans as of September 30, 2024 (1)	(2,570)
Microloans, net of allowance for credit losses on loans as of September 30, 2024	$463
Investments
Investment in Grain	$1,000
Investment write-off in Q3 2022	(1,000)
Net investment as of September 30, 2024	—
Total exposure related to microloans as of September 30, 2024 (2)	$463

(1) Excludes $1.5 million of security deposits by microloans originated borrowers reported in deposits in the accompanying Consolidated Statements of Financial Conditions.

(2) Total remaining exposure to microloan borrowers. These loans are now serviced by the Bank.

On November 1, 2023, Ponce Financial Group, Inc. and Grain Technologies, Inc. ("Grain") signed a Perpetual Software License Agreement in order for the Bank to assume the servicing of the remaining microloans. In order to facilitate the transfer of the servicing responsibilities to the Bank, Grain granted the Bank a perpetual right and license to use the Grain software, including the source code to service the remaining microloans.

Ponce Financial Group, Inc. and Subsidiaries

Allowance for Credit Losses on Loans

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
	(Dollars in thousands)
Allowance for credit losses on loans at beginning of the period	$24,061	$24,664	$26,154	$27,414	$28,173
Provision (benefit) for credit losses on loans	801	(120)	(255)	(126)	750
Charge-offs:
Mortgage loans:
1-4 family residences
Investor owned	—	—	—	—	—
Owner occupied	—	—	—	—	—
Multifamily residences	—	—	—	—	—
Nonresidential properties	(7)	—	—	—	—
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	(450)	—	(52)	(63)	—
Consumer	(634)	(747)	(1,302)	(1,135)	(1,592)
Total charge-offs	(1,091)	(747)	(1,354)	(1,198)	(1,592)
Recoveries:
Non-mortgage loans:
Business	1	7	1	—	3
Consumer	194	257	118	64	80
Total recoveries	195	264	119	64	83
Net (charge-offs) recoveries	(896)	(483)	(1,235)	(1,134)	(1,509)
Allowance for credit losses on loans at end of the period	$23,966	$24,061	$24,664	$26,154	$27,414

Ponce Financial Group, Inc. and Subsidiaries

Deposits

	As of
	September 30,		June 30,		March 31,		December 31,		September 30,
	2024		2024		2024		2023		2023
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Demand (1)	$182,737	9.78%	$178,125	11.09%	$191,541	12.07%	$185,151	12.28%	$214,326	15.30%
Interest-bearing deposits:
NOW/IOLA accounts (1)	71,445	3.82%	81,178	5.05%	73,202	4.62%	77,909	5.17%	74,055	5.29%
Money market accounts	660,168	35.30%	502,255	31.27%	482,344	30.42%	432,735	28.70%	370,500	26.44%
Reciprocal deposits	94,145	5.03%	109,945	6.85%	97,718	6.16%	96,860	6.42%	82,670	5.90%
Savings accounts	108,941	5.82%	109,694	6.83%	112,713	7.11%	114,139	7.57%	117,870	8.41%
Total NOW, money market, reciprocal and savings accounts	934,699	49.97%	803,072	50.00%	765,977	48.31%	721,643	47.86%	645,095	46.04%
Certificates of deposit of $250K or more	174,053	9.31%	156,224	9.73%	146,296	9.23%	132,153	8.77%	122,353	8.73%
Brokered certificates of deposit (2)	94,531	5.05%	94,614	5.89%	94,689	5.97%	98,729	6.55%	98,729	7.05%
Listing service deposits (2)	7,376	0.39%	9,361	0.58%	12,688	0.80%	14,433	0.96%	15,180	1.08%
All other certificates of deposit less than $250K	476,927	25.50%	364,701	22.71%	374,593	23.62%	355,511	23.58%	305,449	21.80%
Total certificates of deposit	752,887	40.25%	624,900	38.91%	628,266	39.62%	600,826	39.86%	541,711	38.66%
Total interest-bearing deposits	1,687,586	90.22%	1,427,972	88.91%	1,394,243	87.93%	1,322,469	87.72%	1,186,806	84.70%
Total deposits	$1,870,323	100.00%	$1,606,097	100.00%	$1,585,784	100.00%	$1,507,620	100.00%	$1,401,132	100.00%
(1)
As of December 31, 2023 and September 30, 2023 $58.2 million and $51.5 million, respectively, were reclassified from demand to NOW/IOLA accounts.
(2)
As of December 31, 2023, and September 30, 2023, there were $0.3 million and $0.3 million, respectively, in individual listing service deposits amounting to $250,000 or more. As of September 30, 2024, there were no individual listing service deposits amounting to $250,000 or more. All brokered certificates of deposit individually amounted to less than $250,000.

Ponce Financial Group, Inc. and Subsidiaries

Borrowings

	September 30,			December 31,
	2024			2023
	Scheduled Maturity	Redeemable at Call Date	Weighted Average Rate	Scheduled Maturity	Redeemable at Call Date	Weighted Average Rate
	(Dollars in thousands)
Term advances ending:
2024	$59,321	$59,321	4.00%	$363,321	$363,321	4.55%
2025	50,000	50,000	4.41	50,000	50,000	4.41
2026	200,000	200,000	4.25	—	—	—
2027	212,000	212,000	3.44	212,000	212,000	3.44
2028	9,100	9,100	3.84	9,100	9,100	3.84
Thereafter	50,000	50,000	3.35	50,000	50,000	3.35
	$580,421	$580,421	3.86%	$684,421	$684,421	4.10%

Ponce Financial Group, Inc. and Subsidiaries

Nonperforming Assets

	As of Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
	(Dollars in thousands)
Non-accrual loans:
Mortgage loans:
1-4 family residential
Investor owned	$436	$436	$399	$793	$396
Owner occupied	1,423	1,423	1,426	1,682	1,685
Multifamily residential	4,685	5,754	4,098	2,979	1,444
Nonresidential properties	824	828	441	—	—
Construction and land	8,907	8,907	10,277	10,759	11,721
Non-mortgage loans:
Business	180	396	146	165	209
Consumer	—	—	—	—	—
Total non-accrual loans (not including non-accruing modifications to borrowers experiencing financial difficulty) (1)	$16,455	$17,744	$16,787	$16,378	$15,455

Non-accruing modifications to borrowers experiencing financial difficulty (1):
Mortgage loans:
1-4 family residential
Investor owned	$278	$277	$270	$270	$270
Owner occupied	444	448	447	447	449
Multifamily residential	—	—	—	—	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total non-accruing modifications to borrowers experiencing financial difficulty (1)	722	725	717	717	719
Total non-accrual loans (2)	$17,177	$18,469	$17,504	$17,095	$16,174

Accruing modifications to borrowers experiencing financial difficulty (1):
Mortgage loans:
1-4 family residential
Investor owned	$1,821	$1,830	$1,850	$2,112	$2,131
Owner occupied	2,116	2,171	2,288	2,313	2,335
Multifamily residential	—	—	—	—	—
Nonresidential properties	672	707	748	757	765
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	222	—	—	—	—
Consumer	—	—	—	—	—
Total accruing modifications to borrowers experiencing financial difficulty (1)	$4,831	$4,708	$4,886	$5,182	$5,231
Total non-performing assets and accruing modifications to borrowers experiencing financial difficulty (1)	$22,008	$23,177	$22,390	$22,277	$21,405
Total non-performing loans to total gross loans	0.78%	0.89%	0.87%	0.89%	0.89%
Total non-performing assets to total assets	0.57%	0.65%	0.62%	0.62%	0.62%
Total non-performing assets and accruing modifications to borrowers experiencing financial difficulty as a percentage of total assets (1)	0.73%	0.82%	0.79%	0.81%	0.82%

(1) Balances include both modifications to borrowers experiencing financial difficulty, in accordance with ASU 2022-02 adopted on January 1, 2023, and previously existing troubled debt restructurings.

(2) Includes nonperforming mortgage loans held for sale.

Ponce Financial Group, Inc. and Subsidiaries

Average Balance Sheets

	For the Three Months Ended September 30,
	2024			2023
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate (1)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$2,096,592	$32,945	6.25%	$1,777,585	$25,276	5.64%
Securities (3)	548,708	5,324	3.86%	599,573	5,821	3.85%
Other (4)	210,057	3,024	5.73%	169,570	2,409	5.64%
Total interest-earning assets	2,855,357	41,293	5.75%	2,546,728	33,506	5.22%
Non-interest-earning assets	107,153			111,771
Total assets	$2,962,510			$2,658,499
Interest-bearing liabilities:
NOW/IOLA (5) (6)	$74,690	$174	0.93%	$69,935	$141	0.80%
Money market (6)	711,385	8,318	4.65%	485,042	5,468	4.47%
Savings	109,571	25	0.09%	118,095	29	0.10%
Certificates of deposit	655,562	6,926	4.20%	527,302	4,362	3.28%
Total deposits	1,551,208	15,443	3.96%	1,200,374	10,000	3.31%
Advance payments by borrowers	13,151	2	0.06%	14,537	1	0.03%
Borrowings	660,312	6,825	4.11%	678,676	6,963	4.07%
Total interest-bearing liabilities	2,224,671	22,270	3.98%	1,893,587	16,964	3.55%
Non-interest-bearing liabilities:
Non-interest-bearing demand (5)	185,543	—		231,299	—
Other non-interest-bearing liabilities	49,702	—		46,643	—
Total non-interest-bearing liabilities	235,245	—		277,942	—
Total liabilities	2,459,916	22,270		2,171,529	16,964
Total equity	502,594			486,970
Total liabilities and total equity	$2,962,510		3.98%	$2,658,499		3.55%
Net interest income		$19,023			$16,542
Net interest rate spread (7)			1.77%			1.67%
Net interest-earning assets (8)	$630,686			$653,141
Net interest margin (9)			2.65%			2.58%
Average interest-earning assets to interest-bearing liabilities			128.35%			134.49%

(1)
Annualized where appropriate.
(2)
Loans include loans and mortgage loans held for sale, at fair value.
(3)
Securities include available-for-sale securities and held-to-maturity securities.
(4)
Includes FHLBNY demand account, FHLBNY stock dividends and FRBNY demand deposits.
(5)
Includes reclassification of $47.1 million average outstanding balances from non-interest bearing demand to NOW/IOLA for the three months ended September 30, 2023.
(6)
Includes $0.1 million of interest expense reclassified from money market to NOW/IOLA for the three months ended September 30, 2023.
(7)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(8)
Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(9)
Net interest margin represents net interest income divided by average total interest-earning assets.

Ponce Financial Group, Inc. and Subsidiaries

Average Balance Sheets

	For the Nine Months Ended September 30,
	2024			2023
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$2,038,879	$94,890	6.22%	$1,678,369	$67,991	5.42%
Securities (3)	562,451	16,429	3.90%	614,987	17,627	3.83%
Other (4)	196,668	8,432	5.73%	127,961	5,299	5.54%
Total interest-earning assets	2,797,998	119,751	5.72%	2,421,317	90,917	5.02%
Non-interest-earning assets	106,500			118,609
Total assets	$2,904,498			$2,539,926
Interest-bearing liabilities:
NOW/IOLA (5) (6)	$76,817	$543	0.94%	$69,331	$1,133	2.18%
Money market (6)	618,725	21,819	4.71%	403,171	11,637	3.86%
Savings	111,636	80	0.10%	123,218	88	0.10%
Certificates of deposit	640,369	19,664	4.10%	522,740	11,468	2.93%
Total deposits	1,447,547	42,106	3.89%	1,118,460	24,326	2.91%
Advance payments by borrowers	13,660	6	0.06%	14,814	6	0.05%
Borrowings	703,775	21,889	4.15%	617,912	18,516	4.01%
Total interest-bearing liabilities	2,164,982	64,001	3.95%	1,751,186	42,848	3.27%
Non-interest-bearing liabilities:
Non-interest-bearing demand (5)	191,087	—		251,645	—
Other non-interest-bearing liabilities	51,061	—		43,864	—
Total non-interest-bearing liabilities	242,148	—		295,509	—
Total liabilities	2,407,130	64,001		2,046,695	42,848
Total equity	497,368			493,231
Total liabilities and total equity	$2,904,498		3.95%	$2,539,926		3.27%
Net interest income		$55,750			$48,069
Net interest rate spread (7)			1.77%			1.74%
Net interest-earning assets (8)	$633,016			$670,131
Net interest margin (9)			2.66%			2.65%
Average interest-earning assets to
interest-bearing liabilities			129.24%			138.27%

(1)
Annualized where appropriate.
(2)
Loans include loans and mortgage loans held for sale, at fair value.
(3)
Securities include available-for-sale securities and held-to-maturity securities.
(4)
Includes FHLBNY demand account, FHLBNY stock dividends and FRBNY demand deposits.
(5)
Includes reclassification of $46.5 million average outstanding balances from non-interest bearing demand to NOW/IOLA for the nine months ended September 30, 2023.
(6)
Includes $1.1 million of interest expense reclassified from money market to NOW/IOLA for the nine months ended September 30, 2023.
(7)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(8)
Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(9)
Net interest margin represents net interest income divided by average total interest-earning assets.

Ponce Financial Group, Inc. and Subsidiaries

Other Data

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Other Data
Common shares issued	24,886,711	24,886,711	24,886,711	24,886,711	24,886,711
Less treasury shares	1,067,248	1,074,979	1,096,214	1,101,191	1,233,111
Common shares outstanding at end of period	23,819,463	23,811,732	23,790,497	23,785,520	23,653,600

Book value per common share	$11.74	$11.45	$11.29	$11.20	$10.99
Tangible book value per common share	$11.74	$11.45	$11.29	$11.20	$10.99